Northern Illinois Gas Company
                                             Form 10-K
                                             Exhibit 23.01



             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report, dated January 24, 1996, included in this Form 10-K, into the company's previously filed Form S-3 Registration Statement in connection with the Northern Illinois Gas Company
$225,000,000 First Mortgage Bond shelf filing (No. 33-77812).





                                         ARTHUR ANDERSEN LLP
                                         Arthur Andersen LLP


Chicago, Illinois
March 22, 1996